UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 29, 2008
MASTEC, INC.
(Exact Name of Registrant as Specified in Its Charter)
Florida
(State or Other Jurisdiction of Incorporation)

Florida	0-08106	65-0829355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
800 S. Douglas Road, 12th Floor, Coral Gables, Florida 33134
(Address of Principal Executive Offices) (Zip Code)
(305) 599-1800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
     On April 29, 2008, MasTec, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2008. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K and is hereby incorporated by reference.
     The earnings press release includes certain financial information, including earnings per share, excluding charges for legacy litigation, claims and other disputes not derived in accordance with GAAP. The Company believes that this information is useful to investors as it indicates more clearly the Company’s comparative operating results. In addition, this non-GAAP financial information is among the primary indicators the Company uses as a basis for evaluating Company performance, allocating resources, and forecasting of future periods.
     The non-GAAP financial measure described above is intended to enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future and should be considered in addition to, not as a substitute for measures of the Company’s financial performance prepared in accordance with GAAP. A reconciliation of these non-GAAP financial measures to GAAP is provided in the table entitled “MasTec, Inc., Reconciliation of Non-GAAP Disclosures - Unaudited” in the earnings press release.
     The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 7.01 Regulation FD Disclosure
     On April 29, 2008, the Company announced its financial results for the three months ended March 31, 2008. In addition, the Company provided 2008 guidance as set forth in the earnings release. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 Financial Statements and Exhibits
     (d)  Exhibits
          99.1 — Press Release dated April 29, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.
Date: April 29, 2008	By:	/s/ C. Robert Campbell
C. Robert Campbell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 29, 2008.

4